                               Supplement to the
                         LIQUID INSTITUTIONAL RESERVES
  Money Market Fund, Government Securities Fund and Treasury Securities Fund
                      Prospectus dated September 1, 1998


                                                                   June 1, 1999
Dear Investor,

     PaineWebber Incorporated and Mitchell Hutchins Asset Management Inc. have agreed to reimburse expenses during the current fiscal year so that the information contained in the prospectus is revised as indicated below under "Fee Waivers." Also, the investment policies of Government Securities Fund and Treasury Securities Fund have been amended to permit limited investment in shares of similar money market funds, as explained below under "Investment in Other Money Market Funds."

FEE WAIVERS:

1. The table of estimated annual fund operating expenses on page 5 and related footnotes on page 6 is replaced with the following:

                        Annual Fund Operating Expenses*
                    (as a percentage of average net assets)

                                                                                 Government Securities Fund
                                                                                           and
                                                       Money Market Fund          Treasury Securities Fund
                                                       -----------------          ------------------------
                                                                  Financial                       Financial
                                                 Institutional  Intermediary     Institutional  Intermediary
                                                     Shares        Shares           Shares         Shares **
                                                     ------        ------           ------         ------
Management Fees .................................         0.25%          0.25%           0.25%          0.25%
Other Expenses:
 Shareholder Servicing Fees......................   0.00%         0.25%           0.00%          0.25%
 Miscellaneous Expenses (after reimbursements)      0.03%         0.03%           0.04%          0.04%
Total Other Expenses (after reimbursements)......         0.03%          0.28%           0.04%          0.29%
                                                          ----           ----            ----           ----
Total Operating Expenses (after reimbursements)..         0.28%          0.53%           0.29%          0.54%
                                                          ====           ====            ====           ====

  _______________________
  * Information in the expense table and the example (below) reflect an agreement by PaineWebber and Mitchell Hutchins to reduce or otherwise limit the expenses of each Fund, on an annualized basis, to the amounts indicated next to the caption "Total Operating Expenses (after reimbursements)." In the absence of this agreement, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's total operating expenses, stated as a percentage of average net assets, would have been 0.34%, 0.59% and 0.47%, respectively, for Institutional shares and 0.59%, 0.84% and 0.72%, respectively, for Financial Intermediary shares. Without this agreement, under the assumptions set forth in the example, the expenses on a $1,000 investment in Money Market Fund, Government Securities Fund and Treasury Securities Fund at the end of one, three five and ten years would have been $3, $11, $19 and $43; $6, $19, $33 and $74; and $15, $15, $26 and $59, respectively, for Institutional shares and would have been $6, $19, $33 and $74; $9, $27, $47 and $104; and $7, $23, $40 and $89,
respectively, for Financial Intermediary shares. PaineWebber and Mitchell Hutchins do not anticipate that they will reimburse expenses in the current fiscal year, except to the extent necessary to comply with the total expense limitation agreement described above.

** No Financial Intermediary shares were outstanding during the last fiscal year of Government Securities Fund and Treasury Securities Fund. "Miscellaneous Expenses" for the Financial Intermediary shares of these two Funds have been estimated.
                          (Continued on other side)

2. The amounts under "Example of Effect of Fund Expenses" on page 5 are revised as follows:

                                                                 1 Year         3 Years        5 Years        10 Years
                                                                 ------         -------        -------        --------
Money Market Fund:
   Institutional shares                                           $3               $ 9           $16            $36
   Financial Intermediary shares                                  $5               $17           $30            $66
Government Securities Fund and Treasury Securities Fund:
   Institutional shares                                           $3               $ 9           $16            $37
   Financial Intermediary shares                                  $5               $17           $30            $68

3. The first complete sentence on page 17 of the prospectus is revised to read: "PaineWebber and Mitchell Hutchins have undertaken to maintain each Fund's total annual operating expenses during its current fiscal year at a level not exceeding the percentages indicated under "Annual Fund Operating Expenses" in the table at the front of this prospectus."

INVESTMENT IN OTHER MONEY MARKET FUNDS:

The description of Treasury Securities Fund's investment policies on pages 3 and 11 is revised to read as follows: "Treasury Securities Fund invests substantially all of its assets in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States. The interest income on these securities is generally exempt from state and local income taxation. The Fund will not enter into repurchase agreements." The description of Government Securities Fund's investment policies on page 3, and the first sentence under the caption "Government Securities Fund" on page 10, is revised to read: "Government Securities Fund invests substantially all of its assets in short-term U.S. government securities, the interest income from which is generally exempt from state and local income taxation."

The last sentence in the first paragraph on page 13 under the caption "Other Investment Policies" is revised to read: "Each Fund may invest up to 10% of its total assets in the securities of other money market funds; Government Securities Fund and Treasury Securities Fund limit their investments in other funds to those having similar investment policies in order to maximize the potential beneficial treatment under state and local income taxation accorded investment in federal government securities."